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                                                                   Exhibit 10.20


                                  SECURITY AGREEMENT
                                  ------------------

          THIS SECURITY AGREEMENT (this "Security Agreement") is made this 16th day of October, 1997, by and between:

          TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation, having an office at 10 Edison Street, East Amityville, New York 11701 (hereinafter referred to as the "Debtor"), and

          THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 395 North Service Road, Melville, New York 11747 (hereinafter referred to as the "Secured Party").

                                 W I T N E S S E T H
                                 - - - - - - - - - -
          WHEREAS, the Secured Party and the Debtor entered into a Credit Agreement dated October 16, 1997 (as it may hereafter be amended or otherwise modified from time to time, being the "Agreement") pursuant to which the Secured Party may lend to the Debtor the aggregate principal amounts set forth therein, upon and subject to the terms and conditions thereof;

          WHEREAS, it is a condition precedent to the obligation of the Secured Party to extend credit to the Debtor as provided for in the Agreement that the Debtor shall execute and deliver this Security Agreement; and

          WHEREAS, all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to continue to extend credit to the Debtor, the Debtor agrees with the Secured Party as follows:

          1.   SECURITY INTEREST.

          (a) GRANT OF SECURITY. As security for the Obligations (as defined in Section 1(b) hereof), the Debtor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party a security interest in, all of the Debtor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Collateral"):

               (i) All personal property of the Debtor, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Debtor with the Secured Party or any of its affiliates or with any agent of the Secured Party or any of its affiliates to the extent such account is maintained by such agent in its capacity as agent of any kind for the Secured Party or any of its affiliates, and all goods, equipment, furniture, inventory (including, without limitation all raw materials, furnished goods and work-in-



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process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), intellectual property (including, without limitations, all formulations and all records of any kind or description relating thereto), general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Debtor, and, as to all of the foregoing, any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, all proceeds of insurance thereon).

               The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the Debtor for (A) inventory sold or leased by it, (B) services rendered by it, or (C) advances or loans made by it to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

               (ii) All choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and any applications for patents and/or trademarks.

               (iii) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

          (b) SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all obligations of Debtor to the Secured Party now or hereafter existing under the Agreement or this Security Agreement, including in each case, any modifications or amendments thereto, or under any promissory notes or other documents evidencing indebtedness under or related to or contemplated by the Agreement, or any other obligation of Debtor to the Secured Party arising pursuant to the Agreement or the Facility Documents, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any judicial proceeding (including, without limitation, bankruptcy or reorganization) (all such obligations being the "Obligations").

          (c) DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable to perform all of its duties and obligations under the Agreement and the Facility Documents to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the Agreement and the Facility Documents, which shall



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remain unchanged as if this Security Agreement had not been executed, and (iii)
except as otherwise specifically provided in the Agreement, this Security Agreement or by law, the Secured Party shall have no obligation or liability under the transactions giving rise to the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d) CONTINUING AGREEMENT. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and until the Revolving Credit Commitment shall no longer be in effect.

          2.   DEBTOR'S TITLE; LIENS AND ENCUMBRANCES.

          The Debtor represents and warrants that the Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims, other than Permitted Liens. The Debtor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Security Agreement or as permitted pursuant to Section 9.2 of the Agreement, and the Debtor will notify the Secured Party of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral promptly after obtaining knowledge thereof and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

          3.   REPRESENTATIONS AND WARRANTIES;
               LOCATION OF COLLATERAL AND RECORDS;
               BUSINESS AND TRADE NAMES OF DEBTOR.

          (a) The Debtor represents and warrants that it has no place of business, offices where Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on
Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Secured Party of any change in the foregoing representation. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business or at such other address referred to on Schedule I (other than any location not in the United States) and at none other. The Debtor further covenants that except for Collateral delivered to the Secured Party or an agent for the Secured Party, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule I annexed hereto. To the extent that any Collateral is located at a location which is not owned by the Debtor, the Debtor shall, at Secured Party's request, deliver to the Secured Party, landlords waivers in form and substance satisfactory to the Secured Party.

          (b) The Debtor represents and warrants that it currently uses, and during the last five years has used, no business or trade names, except as set forth in Schedule 1 annexed hereto, and covenants that the Debtor will promptly notify the Secured Party, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by the Debtor for billing purposes.


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

          (c) The Debtor represents and warrants that upon the filing of properly completed and executed financing statements on Form UCC-1 in the jurisdictions listed on Schedule I hereto, the liens granted hereunder shall be perfected in such jurisdictions and, subject to the Permitted Liens, shall constitute first priority security interests in the Collateral.

          (d) The Debtor represents and warrants that it has complied and is in compliance, in all material respects, with the applicable provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rules of that Act, and covenants that the Debtor will continue to comply, in all material respects, with the applicable provisions of such Act.

          4.   PERFECTION OF SECURITY INTEREST.

          The Debtor will execute all such financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law, as the Secured Party may require to perfect the security interest in the Collateral created hereunder, each in form satisfactory to the Secured Party and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Agreement (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Secured Party to be necessary or desirable. The Debtor hereby authorizes the Secured Party to take all action (including, without limitation, the filing of any Uniform Commercial Code financing statements or amendments thereto without the signature of the Debtor or by signing of the Debtor's name to any such financing statements as its attorney-in-fact) which the Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

          5.   GENERAL COVENANTS.

          The Debtor shall:

          (a) furnish the Secured Party from time to time at the Secured Party's reasonable request written statements and schedules further identifying and describing the Collateral in such detail as the Secured Party may reasonably require;

          (b) advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein;

          (c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business except where the failure to comply (a) is non-material and (b) has no effect on the value of the Collateral or on the ability of the Secured Party to exercise its rights and remedies hereunder; PROVIDED, HOWEVER, that the Debtor may contest any acts, rules,


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regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Secured Party's reasonable opinion, adversely affect the Secured Party's rights or the priority of its security interests in the Collateral;

          (d) perform and observe all covenants, restrictions and conditions contained in the Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Security Agreement;

          (e) promptly notify the Secured Party of all disputes with account debtors involving amounts in excess of $100,000;

          (f) promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time in its sole discretion deem necessary to perfect, protect or enforce the Secured Party's security interests in the Collateral or otherwise to effect the intent of this Security Agreement and the Agreement;

          (g) keep or cause to be kept the Collateral in good working order, repair, running and marketable condition, ordinary wear and tear excepted, at the Debtor's own cost and expense; and

          (h) not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, any part or all of the Collateral, without the express prior written consent of the Secured Party, except (i) for the sale from time to time in the ordinary course of business of the Debtor of such items of Collateral as may constitute part of the business inventory of the Debtor; or (ii) as otherwise expressly provided in the Agreement.

          6.   ASSIGNMENT OF INSURANCE.

          At or prior to the date hereof, the Debtor shall deliver to Secured Party copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance reasonably satisfactory to the Secured Party naming the Secured Party as additional insured party as its interests may appear with respect to liability coverage and the Secured Party as loss payee with respect to property and extended insurance coverage, and indicating that no such policy will be terminated, or reduced in coverage or amount, without at least thirty (30) days prior written notice from the insurer to the Secured Party. As further security for the due payment and performance of the Obligations, the Debtor hereby assigns to the Secured Party all sums which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral, and the Debtor hereby directs each insurance company issuing any such policy to make payment of sums directly to the Secured Party. In addition to the foregoing, Debtor hereby assigns to Secured Party all of Debtor's rights to returned or unearned premiums after the occurrence and during the continuance of an Event of Default. The Debtor hereby appoints the Secured Party as the Debtor's attorney-in-fact and authorizes the Secured Party


                                          5
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in the Debtor's or in the Secured Party's name to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and, upon the occurrence of any Default or Event of Default, to cancel, assign or surrender any such policies. All such sums received by the Secured Party shall be applied by the Secured Party to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Secured Party, or as otherwise required by applicable law.

          7.   FIXTURES.

          It is the intent of the Debtor and the Secured Party that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate owned or leased by Debtor, the Debtor will, upon request, furnish the Secured Party with a disclaimer or subordination in form reasonably satisfactory to the Secured Party of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

          8.   COLLECTIONS.

          (a) The Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, or (iii) in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of, and all of the foregoing amounts so collected after the occurrence of an Event of Default and during its continuance shall be held in trust by the Debtor for, and as the property of, the Secured Party and shall not be commingled with other funds, money or property of the Debtor.

          (b) Upon the written request of the Secured Party, during the occurrence and continuance of an Event of Default, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of and all other notices with respect thereto.


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

          (c) Upon the written request of the Secured Party during the occurrence and continuance of an Event of Default, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect hereto.

          (d) Upon the written request of the Secured Party, the Debtor will promptly notify the Secured Party in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles and, upon the occurrence and continuance of an Event of Default, the Debtor shall forthwith account therefor to the Secured Party in cash without demand or notice and until such payment has been received by the Secured Party the Debtor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of the Secured Party, and the Secured Party is authorized to sell, for the Debtor's account and at the Debtor's sole risk, all or any part of such goods.

          (e) All of the foregoing remittances shall be applied and credited by the Secured Party first to satisfaction of the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Debtor.

          9.   RIGHTS AND REMEDIES.

          In the event of the occurrence and continuance of any Event of Default, the Secured Party shall at any time thereafter have the right, with or without (to the extent permitted by applicable law) notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Secured Party shall have the right, at its sole option and discretion, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Secured Party's request, the Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured


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Party shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Secured Party, without rent, all of the Debtor's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form, all in accordance with applicable law. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law to be paid prior to receipt of such proceeds by Debtor, after which the Secured Party shall account to the Debtor for and pay any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Agreement, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral except for the gross negligence or willful misconduct of the Secured Party.

          10.  COSTS AND EXPENSES.

          Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Secured Party, in connection with the preparation of this Security Agreement and all other documents relating hereto (subject to the provisions of Section 12.3 of the Agreement) and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral and the Secured Party's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates shall be borne and paid by the Debtor on demand by the Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Agreement.

          11.  POWER OF ATTORNEY.

          The Debtor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtor upon the occurrence and, during the continuance of an Event of Default: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party;
(b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral which are not permitted under the Agreement; (d) to


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

demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (e) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party may designate; and (f) generally to do, at the Secured Party's option and at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Security Agreement and the Agreement, all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

          12.  NOTICES.

          Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified or registered mail or by recognized overnight delivery services to any party at its address on the signature page of this Security Agreement. Notices shall be effective (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to the Secured Party shall be effective on receipt.

          13.  OTHER SECURITY.

          To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

          14.  DEPOSITS.

          Any and all deposits or other sums at any time credited by or due from the Secured Party to the Debtor, whether in regular or special depository accounts or otherwise, shall at all times constitute additional Collateral for the Obligations, and may, upon the occurrence and during the continuance of an Event of Default, be set-off by the Secured Party against any Obligations at any time, whether or not other collateral held by the Secured Party is considered to be adequate.



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

          15.  MISCELLANEOUS.

          (a) Beyond the safe custody thereof, the Secured Party shall as to the Debtor have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          (b) No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) All of the Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by the Agreement, or by any other agreements, instruments or documents executed by Debtor or by applicable law, shall be cumulative and may be exercised singly or concurrently.

          (d) The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

          (e) This Security Agreement (including this subsection) is subject to modification only by a writing signed by all of the parties hereto.

          (f) The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of the Debtor under this Security Agreement shall not be assigned or delegated without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.

          WITNESS the execution hereof as of the day and year first above written.

                              TECHNOLOGY FLAVORS &
                              FRAGRANCES, INC., as Debtor

                              By:___________________________
                                   Name:
                                   Title:

                              By:___________________________
                                   Name:
                                   Title:



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